================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2004


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

              PENNSYLVANIA                                 25-0900168
      (State or other jurisdiction                      (I.R.S. Employer
            of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2004, Kennametal Inc. ("Kennametal" or "the Company") issued a press release announcing financial results for its second quarter ended December 31, 2003.

The press release contains non-GAAP financial measures, including gross profit, operating expense, operating income, other (income) expense, net income and diluted EPS in each case excluding special items. The special items include: restructuring charges, Widia integration costs, pension curtailment, gain on Toshiba investment, and a charge related to a note receivable from a divestiture of a business by Kennametal in 2002. Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company's financial performance period to period. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information into the results of operations of the Company for the current, past and future periods.

In addition to the items above, the press release also contains free operating cash flow and debt to capital. These financial measures are defined below:

Free Operating Cash Flow
Free operating cash flow is a non-GAAP presentation and is defined as cash provided by continuing operations (in accordance with GAAP) less capital expenditures plus proceeds from asset disposals. Free operating cash flow is considered to be an important indicator of Kennametal's ability to generate liquidity because it better represents cash generated from operations that can be used for strategic initiatives, dividends or debt repayment.

Debt-to-Capital
Debt to capital is defined by Kennametal as total current and long term debt, capital leases and notes payable divided by total Shareowner's equity plus minority interest plus total debt, capital leases and notes payable. Management believes that these financial measures provide additional insight into the underlying capital structure and performance of the Company.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital
Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal's performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company's operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income, and other items.

Adjusted Sales
Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit
Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges and pension curtailment. Management believes that the adjusted gross profit information is an important indicator of the Company's underlying operating performance.

Operating Expense Reconciliation
Kennametal adjusted operating expense as reported under GAAP for Widia Integration, restructuring charges, Widia operating expense, pension curtailment, a note receivable from a divestiture of a business by Kennametal in 2002, foreign exchange and decreased pension income. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

                              FINANCIAL HIGHLIGHTS

RECONCILIATION TO GAAP WORKING CAPITAL (UNAUDITED):


                                                                  December 31,
                                                ----------------------------------------------

                                                        2003                    2002
                                                ----------------------  ----------------------
Current assets                                              $ 751,903               $ 755,018
Current liabilities                                           309,270                 281,431
                                                ----------------------  ----------------------
Working capital in accordance with GAAP                       442,633                 473,587
Excluded items:
Cash and cash equivalents                                     (15,086)                (18,155)
Deferred income taxes                                         (88,020)                (80,204)
Other current assets                                          (39,460)                (53,868)
                                                ----------------------  ----------------------
Total excluded current assets                              $ (142,566)             $ (152,227)
Adjusted current assets                                       609,337                 602,791
Short-term debt, including notes payable                      (12,872)                (17,591)
Accrued liabilities                                          (183,835)               (171,726)
                                                ----------------------  ----------------------
Total excluded current liabilities                         $ (196,707)             $ (189,317)
Adjusted current liabilities                                  112,563                  92,114
Primary working capital                                     $ 496,774               $ 510,677


                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


                KENNAMETAL INC. EBIT RECONCILIATION (UNAUDITED):

                                                               Quarter Ended                     Six Months Ended
                                                                 December 31,                      December 31,
                                                      ----------------------------------   ---------------------------
                                                            2003              2002            2003           2002
                                                      -----------------  ---------------   ------------   ------------
Net income, as reported                                       $ 10,892          $ 2,470        $19,656        $13,299
As % of sales                                                     2.4%             0.6%           2.2%           1.6%
Add back:
Interest                                                         6,547            9,594         13,147         18,079
Taxes                                                            5,315              893          9,767          6,148
                                                      -----------------  ---------------   ------------   ------------
EBIT                                                            22,754           12,957         42,570         37,526
Additional adjustments:
Minority interest                                                  404              709          1,099          1,047
Restructuring and asset impairment charges (1)                   3,127            8,561          6,520          8,380
Widia integration                                                    -            1,364          1,559          2,075
Pension Curtailment                                              1,299                -          1,299              -
Gain on Toshiba Investment                                      (4,397)               -         (4,397)             -
Note Receivable                                                  2,000                -          2,000              -
Interest income                                                   (439)            (849)          (875)        (1,489)
Securitization fees                                                483              536            880          1,073
                                                      -----------------  ---------------   ------------   ------------
Adjusted EBIT                                                 $ 25,231         $ 23,278        $50,655        $48,612
                                                      =================  ===============   ============   ============
As % of Sales                                                     5.5%             5.4%           5.6%           5.8%


(1)  Includes charges in cost of goods sold and restructuring expense.


                                     -more-

MSSG SEGMENT (UNAUDITED):

                                                           Quarter Ended                    Six Months Ended
                                                            December 31,                       December 31,
                                                ----------------------------------   -------------------------------
                                                      2003              2002             2003             2002
                                                -----------------  ---------------   --------------   --------------
Sales, as reported                                     $ 283,493        $ 269,413         $554,622         $510,234
Widia sales (1)                                                -                -          (26,018)               -
Foreign currency exchange                                (21,013)               -          (32,111)               -
                                                -----------------  ---------------   --------------   --------------
Adjusted sales                                         $ 262,480        $ 269,413         $496,493         $510,234
                                                =================  ===============   ==============   ==============


MSSG EBIT (UNAUDITED):

                                                          Quarter Ended                      Six Months Ended
                                                           December 31,                        December 31,
                                                ----------------------------------   -------------------------------
                                                      2003              2002             2003             2002
                                                -----------------  ---------------   --------------   --------------
MSSG operating income, as reported                      $ 22,684         $ 17,394          $46,186          $41,004
As % of sales                                               8.0%             6.5%             8.3%             8.0%
Other income                                               1,702              563            1,966              752
                                                -----------------  ---------------   --------------   --------------
EBIT                                                      24,386           17,957           48,152           41,756
Adjustments:
MSSG restructuring (2)                                     1,630            4,849            5,023            4,849
Widia integration                                              -            1,360            1,511            2,071
                                                -----------------  ---------------   --------------   --------------
EBIT, excluding special charges                         $ 26,016         $ 24,166          $54,686          $48,676
                                                =================  ===============   ==============   ==============
As % of sales                                               9.2%             9.0%             9.9%             9.5%


(1) Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)     Includes charges in cost of goods sold and restructuring expense.


                                     -more-

AMSG SEGMENT (UNAUDITED):

                                                                  Quarter Ended                     Six Months Ended
                                                                   December 31,                       December 31,
                                                       ----------------------------------   ------------------------------
                                                             2003              2002             2003            2002
                                                       -----------------  ---------------   --------------  --------------
Sales, as reported                                             $ 94,751         $ 83,305         $188,382        $166,714
Widia acquisition (1)                                                 -                -           (5,476)              -
Foreign currency exchange                                        (4,592)               -           (7,367)              -
                                                       -----------------  ---------------   --------------  --------------
Adjusted sales                                                 $ 90,159         $ 83,305         $175,539        $166,714
                                                       =================  ===============   ==============  ==============


AMSG EBIT (UNAUDITED):

                                                                  Quarter Ended                     Six Months Ended
                                                                   December 31,                       December 31,
                                                       ----------------------------------   ------------------------------
                                                             2003              2002             2003            2002
                                                       -----------------  ---------------   --------------  --------------
AMSG operating income, as reported                              $ 9,407          $ 6,339          $21,229         $17,724
As % of sales                                                      9.9%             7.6%            11.3%           10.6%
Other income (expense)                                              947             (103)           1,060             (45)
                                                       -----------------  ---------------   --------------  --------------
EBIT                                                             10,354            6,236           22,289          17,679
Adjustments:
AMSG restructuring (2)                                            1,497            2,259            1,497           2,078
Widia integration                                                     -                4               48               4
                                                       -----------------  ---------------   --------------  --------------
EBIT, excluding special charges                                $ 11,851          $ 8,499          $23,834         $19,761
                                                       =================  ===============   ==============  ==============
As % of sales                                                     12.5%            10.2%            12.7%           11.9%


(1) Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)     Includes charges in cost of goods sold and restructuring expense.


                                     -more-

J&L SEGMENT (UNAUDITED):

                                                           Quarter Ended                      Six Months Ended
                                                            December 31,                        December 31,
                                                ----------------------------------   ----------------------------------
                                                      2003              2002               2003              2002
                                                -----------------  ---------------   -----------------  ---------------
Sales, as reported                                      $ 50,341         $ 48,076            $ 98,480         $ 96,283
Foreign currency exchange                                   (450)               -                (671)               -
                                                -----------------  ---------------   -----------------  ---------------
Adjusted sales                                          $ 49,891         $ 48,076            $ 97,809         $ 96,283
                                                =================  ===============   =================  ===============


J&L EBIT (UNAUDITED):

                                                          Quarter Ended                       Six Months Ended
                                                            December 31,                         December 31,
                                                ----------------------------------   ----------------------------------
                                                      2003              2002               2003              2002
                                                -----------------  ---------------   -----------------  ---------------
J&L operating income, as reported                        $ 4,306          $ 1,722             $ 6,991          $ 3,886
As % of sales                                               8.6%             3.6%                7.1%             4.0%
Other (expense)                                               25              (38)                 25              (49)
                                                -----------------  ---------------   -----------------  ---------------
EBIT                                                       4,331            1,684               7,016            3,837
Adjustments:
J&L restructuring                                              -              466                   -              466
                                                -----------------  ---------------   -----------------  ---------------
EBIT, excluding special charges                          $ 4,331          $ 2,150             $ 7,016          $ 4,303
                                                =================  ===============   =================  ===============
As % of sales                                               8.6%             4.5%                7.1%             4.5%


                                     -more-

FSS SEGMENT (UNAUDITED):

                                                          Quarter Ended                    Six Months Ended
                                                           December 31,                     December 31,
                                                ----------------------------------   ---------------------------
                                                      2003              2002             2003          2002
                                                -----------------  ---------------   -------------  ------------
Sales, as reported                                      $ 32,193         $ 30,937         $63,869       $62,718
Foreign currency exchange                                   (137)               -            (216)            -
                                                -----------------  ---------------   -------------  ------------
Adjusted sales                                          $ 32,056         $ 30,937         $63,653       $62,718
                                                =================  ===============   =============  ============


FSS EBIT (UNAUDITED):

                                                         Quarter Ended                      Six Months Ended
                                                           December 31,                      December 31,
                                                ----------------------------------   ---------------------------
                                                      2003              2002             2003          2002
                                                -----------------  ---------------   -------------  ------------
FSS operating (loss), as reported                         $ (159)          $ (332)         $ (440)       $ (351)
As % of sales                                              -0.5%            -1.1%           -0.7%         -0.6%
Other (expense) income                                         -              (42)              2            58
                                                -----------------  ---------------   -------------  ------------
EBIT                                                        (159)            (374)           (438)         (293)
Adjustments:
FSS restructuring                                              -               29               -            29
                                                -----------------  ---------------   -------------  ------------
EBIT, excluding special charges                           $ (159)          $ (345)         $ (438)       $ (264)
                                                =================  ===============   =============  ============
As % of sales                                              -0.5%            -1.1%           -0.7%         -0.4%


                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


RECONCILIATION TO GAAP - GROSS PROFIT (UNAUDITED):


                                                QUARTER ENDED           QUARTER ENDED          SIX MONTHS ENDED
                                                 DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                            ----------------------- ------------------------ ------------------------
                                                           AS A %                   AS A %                   AS A %
                                               2003      OF SALES      2002       OF SALES      2003       OF SALES
                                               ----      --------      ----       --------      ----       --------
Gross profit                                  $147,632       32.0%     $137,483       31.8%     $291,739       32.2%
Widia integration and restructuring charges          7        0.0%           54        0.0%        2,961        0.3%
Pension Curtailment                                779        0.2%            -        0.0%          779        0.1%
                                            ----------- ----------- ------------ ----------- ------------ -----------
Gross profit, excluding special items        $ 148,418       32.2%     $137,537       31.8%    $ 295,479       32.6%
                                            =========== =========== ============ =========== ============ ===========

                                                   SIX MONTHS ENDED
                                                     DECEMBER 31,
                                              -------------------------
                                                              AS A %
                                                 2002       OF SALES
                                                 ----       --------
Gross profit                                    $ 268,452        32.1%
Widia integration and restructuring charges            54         0.0%
Pension Curtailment                                     -         0.0%
                                              ------------ ------------
Gross profit, excluding special items           $ 268,506        32.1%
                                              ============ ============




OPERATING EXPENSE RECONCILIATION (UNAUDITED):


                                                   Quarter Ended      Quarter Ended        Six Months Ended     Six Months Ended
                                                   Dec. 31, 2003      Dec. 31, 2002         Dec. 31, 2003         Dec. 31, 2002
                                                   -------------      -------------         -------------         -------------
Operating expense, as reported                           $ 124,723          $ 115,677               $ 245,962          $ 220,512
Integration costs                                                -             (1,310)                 (1,448)            (2,021)
Pension Curtailment                                           (520)                 -                    (520)                 -
Note Receivable                                             (1,817)                 -                  (1,817)                 -
                                                  -----------------  -----------------   ---------------------  -----------------
Operating expense, excluding special items                 122,386            114,367                 242,177            218,491
Less:
Widia operating expense (1)                                      -                  -                   8,441                  -
Unfavorable foreign exchange                                 7,220                  -                  12,199                  -
                                                  -----------------  -----------------   ---------------------  -----------------
Operating expense, excluding special items,
Widia expense and foreign exchange                       $ 115,166          $ 114,367               $ 221,537          $ 218,491
                                                  =================  =================   =====================  =================


(1) Widia was acquired on August 30, 2002. Operating expenses related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.


                                      -end-

                          Exhibit Index
Exhibit                   Description
-------                   -----------

99.1     Press Release dated January 28, 2004.  Furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KENNAMETAL INC.



     Date:    January 28, 2004         By:     /s/ TIMOTHY A. HIBBARD
                                              ---------------------------------
                                              Timothy A. Hibbard
                                              Corporate Controller and
                                              Chief Accounting Officer